Exhibit 99.1


                                  CERTIFICATION



      Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906

                        of the Sarbanes-Oxley Act of 2002




         Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rent-Way, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.









Dated:   August 9, 2002                     /s/William E. Morgenstern
                                                ----------------------
                                                William E. Morgenstern,
                                                Chief Executive Officer



Dated:   August 9, 2002                     /s/William A. McDonnell
                                                --------------------
                                                William A. McDonnell,
                                                Chief Financial Officer